Income Taxes - Summary of Reconciliation of Difference between Actual Provision for Income Taxes and Provision Computed by Applying Weighted Average Income Tax Rate (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Net Income / (Loss) before Income Tax	$ 54,360	$ 28,335	$ (67,272)
Weighted average income tax rate	33.00%	30.00%	30.00%
Income tax expense at weighted average income tax rate	$ 17,740	$ 8,501	$ (20,182)
Permanent differences:
(Non-Taxable Income) / Non-Deductible Losses	(10,714)	(6,826)	2,151
Foreign non-creditable withholding tax	6,339	6,692	7,919
Non-deductible expenses	2,223	2,928	26,698
Others	(651)	(94)	1,198
Change in Valuation allowance	(2,943)	(663)	220
Income Tax expense	$ 11,994	$ 10,538	$ 18,004